 Exhibit 10.4

FORM OF

SENIOR SECURED CONFESSED JUDGMENT PROMISSORY NOTE

THIS NOTE AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

$___________  January 14, 2020 (“Effective Date”)

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

FOR VALUE RECEIVED, the undersigned, RumbleOn, Inc., a Nevada corporation (“Borrower”), does hereby promise to pay to the order of ___________ (“Lender”), on January 31, 2021 (the “Maturity Date”), or such earlier time as provided herein, the principal sum of ______________________ Dollars ($___________) (the “Principal Amount”), in lawful money of the United States of America, together with any unpaid, accrued interest (“Interest”) thereon, on the terms and conditions set forth in this Senior Secured Confessed Judgment Promissory Note (this “Note”).

1. Interest. From the Effective Date through and until the Maturity Date, Interest shall accrue on the outstanding and unpaid Principal Amount at the rate of 10.0% per annum. Interest shall be computed on the basis of a 365-day year for the actual number of days in the interest period. All accrued Interest shall be paid to Lender quarterly in arrears on the last day of each of the Company's fiscal quarters beginning on March 30, 2020, and, if applicable, on the Maturity Date.

2. Maturity Date. Borrower will repay the outstanding Principal Amount, together with any accrued and unpaid Interest thereon, in one lump sum on the Maturity Date.

3. Prepayment. The Principal Amount and any Interest accrued thereon may be prepaid by Borrower at any time prior to the Maturity Date without premium or penalty.

4. Application of Payments. All payments made under this Note shall be applied first to late penalties or other sums owed to the holder of this Note, next to accrued interest, if any, and then to the Principal Amount.

5. Conversion.

(a) At any time prior to and including the Maturity Date, any Interest and Principal Amount due under the Note shall be convertible into shares of the Borrower’s Class B Common Stock, par value $0.001 per share (“Conversion Shares”) at a conversion price of $3.00 per share (a “Conversion”) at the Lender's option.

(b) In the event that any Conversion of this Note in whole or in part into Class B Common Stock is not permitted under applicable law, rule, regulation or stock exchange requirement or would result in the issuance of any fraction of a share of Class B Common Stock, the Borrower shall not be obligated to issue such shares or fraction of a share of Common Stock but shall promptly pay to the Lender in cash the amount of the Note otherwise to be satisfied by such shares or fraction of a share of Class B Common Stock.

(c) Subject to Section 5(a) above, the Borrower shall at all times cause to be reserved for issuance such number of authorized and unissued shares of Common Stock as shall be sufficient for conversion of this Note. The Borrower (i) covenants to instruct its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Class B Common Stock in accordance with the terms and conditions of this Note.

(d) Any certificates issued in exchange for, or in substitution or upon conversion of this Note, shall bear the following legend:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A VALID EXEMPTION UNDER SUCH ACT AS EVIDENCED IN AN OPINION OF COUNSEL TO RUMBLEON, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.”

6. Adjustments for Certain Structural Events.
(a) Splits and Combinations. If the Borrower combines its outstanding equity securities into a smaller number of equity securities, the conversion price in effect immediately before the combination will be proportionately increased, as of the effective date of the combination, as follows: (i) the number of Conversion Shares issuable to the Lender hereunder immediately before the effective date of the combination will be adjusted so that the Lender, if the Note is converted on or after that date, will receive the number of Conversion Shares that the Lender would have owned and been entitled to receive as a result of the combination had the Note been converted immediately before that date; and (ii) the conversion price in effect immediately before such adjustment will be adjusted by multiplying the conversion price by a fraction, the numerator of which is the aggregate number of Conversion Shares issuable to the Lender upon conversion of this Note immediately before such adjustment, and the denominator of which is the aggregate number of Conversion Shares issuable to the Lender upon conversion of this Note immediately thereafter. If the Borrower subdivides its outstanding equity securities, the number of Conversion Shares issuable upon Conversion hereunder will be proportionally increased and the conversion price in effect before the subdivision will be proportionately decreased, as of the effective date of the subdivision, as follows: (A) the number of Conversion Shares issuable to the Lender upon the conversion of this Note immediately before the effective date of the subdivision will be adjusted so that the Lender, if converted on or after that date, will receive the number of Conversion Shares that the Lender would have owned and been entitled to receive as a result of the subdivision had the Note been converted immediately before that date; and (B) the conversion price in effect immediately before the adjustment will be adjusted by multiplying the conversion price by a fraction, the numerator of which is the aggregate number of Conversion Shares issuable to the Lender upon Conversion of this Note immediately before such adjustment, and the denominator of which is the aggregate number of Conversion Shares issuable to the Lender upon Conversion of this Note immediately thereafter.

(b) Reorganization, Recapitalization, Merger. If there occurs any reorganization, recapitalization, reclassification, merger, or statutory conversion to another form of business entity involving the Borrower in which the equity securities of the Borrower are converted into or exchanged for other securities (other than a transaction covered by Section 6(a), then Lender will receive upon conversion of this Note, in lieu of the Conversion Shares of the Borrower immediately theretofore issuable upon conversion of this Note, for the aggregate conversion price in effect prior thereto, the kind and amount of other securities receivable upon such reorganization, recapitalization, reclassification, merger, or statutory conversion to another form of business entity, by the holders of the number of Conversion Shares of the Borrower for which this Note could have been converted immediately prior to such reorganization, recapitalization, reclassification, merger, or statutory conversion to another form of business entity.

7.    Default. If (1) Borrower shall fail to pay the then unpaid Principal Amount on the Maturity Date or any Interest accrued thereon when due, (2) Borrower shall fail to perform, observe or comply with any other obligation under this Note, which failure is not cured promptly but in no case more than fifteen (15) days after written notice to Borrower, except that in the event Borrower is unable to complete the cure within the fifteen (15) day period, the cure period shall be extended if Borrower has commenced the cure within fifteen (15) days and is diligently pursuing the cure; in no event, however, shall the cure period exceed thirty (30) days from the date of Lender’s notice, unless Lender and Borrower mutually agree to an extension of the cure period, (3) Borrower shall fail to perform, observe or comply with any other obligation under the Security Agreement attached hereto and incorporated herein by reference as Exhibit A and executed on the date hereof by the Borrower in favor of the Lender (the “Security Agreement”), which failure is not cured promptly but in no case more than fifteen (15) days after written notice to Borrower, except that in the event Borrower is unable to complete the cure within the fifteen (15) day period, the cure period shall be extended if Borrower has commenced the cure within fifteen (15) days and is diligently pursuing the cure; in no event, however, shall the cure period exceed thirty (30) days from the date of Lender’s notice, unless Lender and Borrower mutually agree to an extension of the cure period, (4) Borrower is acquired in a merger, consolidation, transfer of all or substantially all of its assets, or enters into any other strategic transaction with a third party(ies) pursuant to which Borrower assigns to the third party(ies) the right to use all of the assets of Borrower in exchange for payments, or (7) Borrower shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against Borrower under the Bankruptcy Code, and the petition is not controverted within 30 days, or is not dismissed within 90 days, after commencement of the case; or a trustee or custodian is appointed for, or takes charge of, all or substantially all of the property of Borrower, or Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower, or there is commenced against Borrower any such proceeding which remains undismissed for a period of 90 days, or Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Borrower makes a general assignment for the benefit of creditors (any of the events referred to in Section 7 (1) – (7) above being referred to herein as a “Default”); then Lender, by written notice to Borrower, may declare the unpaid Principal Amount and any accrued Interest thereon to be, and the same shall thereupon become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower, and Interest on the unpaid Principal Amount shall thereafter accrue at the rate of fifteen percent (15%) per annum.

8. Security.

As security for the prompt payment and complete performance of Borrower of its obligations under this Note, Borrower has executed and delivered to the Lender on the date hereof the Security Agreement.

9.    Subordination.

(a) Notwithstanding anything to the contrary set forth in this Note, all of the obligations under this Note ("Subordinated Obligations") shall at all times and in all respects be subordinate and junior in right of payment to all Senior Debt (defined below), and for so long as any Senior Debt shall be outstanding, Borrower shall not be obligated to make any payments otherwise required hereunder if the Borrower is then in default under any agreements evidencing and securing the Senior Debt ("Senior Debt Documents") or the payment would cause the Borrower to be in default under the Senior Debt Documents. For purposes of this Note, "Senior Debt" shall mean any other indebtedness of the Borrower as defined under United States Generally Accepted Accounting Principles, as in effect on the date hereof, that is secured by any assets of the Borrower, and that is (i) indebtedness for borrowed money or indebtedness evidenced by notes, bonds or similar instruments, related to any term loan, revolving credit financing, working capital financing, floor plan financing or real estate financing, and (ii) purchase money indebtedness and capital leases, in the case of (i) or (ii), whether now existing or entered into after the date hereof.

(b) The security interest granted under the Security Agreement (the “Security Interest”) shall be subordinated for all purposes and in all respects to the liens and security interests securing any Senior Debt, regardless of the time, manner or order of perfection of any such liens and security interests.

(c) Promptly upon Borrower's request, Lender will from time to time execute and deliver a subordination agreement on the terms consistent with this Section 9 and reasonably requested by any holder of any Senior Debt (or any agent for such holders), including but not limited to subordination provisions providing for "deep subordination" of this Note, the Subordinated Obligations and the Security Interest to any Senior Debt; provided that the provisions of such subordination agreement shall not expand the limitations on Borrower's payment obligations set forth in the first sentence of Section 9(a), that is, those provisions shall not restrict a payment by Borrower to Lender in a manner that is not otherwise contemplated by the first sentence of Section 9(a). Lender shall also agree to provide any requested UCC amendment subordinating any of its collateral that is subject to the security interest of any holder of Senior Debt.

(d) The subordination, agreements and priorities set forth in this Section 9 shall remain in full force and effect until this Note shall have been indefeasibly paid in full (regardless of whether or not any Senior Debt shall be outstanding), and in the event the Lender is required to return to any party funds or other property that Lender receives from Borrower or any of its respective affiliates in respect of the Subordinated Obligations, the Lender shall not have been deemed to have waived its rights to payment in full under this Note, provided that the provisions of this Section 9 shall apply to such rights to payment of the Lender and to the continuing obligations of the Borrower in respect thereof (which for all purposes shall continue to be Subordinated Obligations hereunder), and Lender agrees to be bound thereby.

10. CONFESSION OF JUDGMENT. UPON A DEFAULT OF THIS NOTE, THE BORROWER AUTHORIZES ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES, INCLUDING GLENN D. SOLOMON, AS THE BORROWER’S TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL POWER AND AUTHORITY FOR THE BORROWER, IN THE BORROWER’S NAME, PLACE AND STEAD, ON BORROWER’S BEHALF, TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND CONFESS JUDGMENT AGAINST THE BORROWER, IN THE FULL AMOUNT THEN DUE UNDER THIS NOTE, INCLUDING ANY EXPENSES OF COLLECTION, PLUS REASONABLE ATTORNEYS’ FEES. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE HOLDER OF THIS NOTE SHALL DEEM NECESSARY OR ADVISABLE UNTIL ALL SUMS DUE UNDER THIS NOTE HAVE BEEN PAID IN FULL.

11. No Waiver or Modification Except in Writing. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, or power under this Note or under any other document or agreement executed in connection with this Note shall operate as a waiver thereof. This Note may not be amended or modified orally, nor may any right or provision hereof be waived orally, but only by an instrument in writing signed by the party against which enforcement of such amendment, modification or waiver is sought.

12. Waiver of Presentment. Borrower hereby waives presentment for payment, protest and notice of maturity or non-payment.

13. Severability. If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties consent to the reformation of any invalid or unenforceable provision so that it is enforceable to the maximum extent permitted by law.

14. Notices. All notices, requests, consents, demands, and other communications under this Note shall be in writing and shall be delivered either (a) via hand delivery; (b) via facsimile to the recipient’s number (with a confirmation copy delivered via reputable airborne carrier); or (c) via reputable airborne carrier (e.g., Federal Express or DHL). Notice shall be deemed delivered when actually received by the intended recipient. All notices shall be addressed to such address as any party may indicate for itself by written notice to the other party.

15. Assignments. The Lender shall not assign or transfer any claim, or suffer or permit the creation or attachment of any lien, claim, encumbrance, hypothecation or pledge upon any claim, with respect to the Subordinated Obligations, unless such assignment or transfer is made expressly subject to this Note, and Lender agrees to provide to any holder of Senior Debt (or its agents) written confirmation from any such assignee or transferee of receipt of, and agreement to be bound by, this Note. Any assignee or pledgee of this Note shall promptly deliver to Borrower a written acknowledgement of the subordination provisions contained in Section 9 of this Note and its obligation to comply therewith. In the event one or more subordination agreements are in effect, any assignee or pledgee of this Note shall promptly execute a joinder to or an acknowledgement of such subordination agreement(s) in the form reasonably acceptable to the Senior Lender(s) party to such subordination agreement(s).

16. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Maryland.

17. Consent to Jurisdiction. Each of Borrower and Lender submits to the exclusive jurisdiction of any state or federal court within the State of Maryland in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding shall be exclusively heard and determined in any such court. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.

18. WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

19. Facsimile Signature. The execution of this Note by Borrower and the delivery to Lender of a facsimile or PDF copy of such executed Note shall be effective to obligate Borrower hereunder for all purposes and such facsimile or PDF copy shall be deemed to be an original for all purposes.

20. Usury Laws. It is the intention of the parties to conform strictly to all applicable usury laws now or hereafter in force, and if the interest imposed hereunder is in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters (the “Usury Laws’) any Interest payable under this Note shall be subject to reduction to the amount equal to the maximum legal amount allowed under the Usury Laws. The aggregate of all interest (whether designated as interest, service charges, points, or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to Borrower or credited on the unpaid Principal Amount, or if this Note has been repaid, then such excess shall be rebated to Borrower.

21. Expenses of Collection. Upon a Default, this Note may be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, and the Borrower shall pay all of the reasonable costs, fees, and expenses, including reasonable attorney’s fees, incurred by the Lender.

22. Binding Nature. This Note shall inure to the benefit of and be enforceable by the Lender and the Lender’s successors and permitted assigns, and shall be binding and enforceable against the Borrower and the Borrower’s successors and assigns.

NOW THEREFORE, Borrower has executed this Senior Secured Confessed Judgment Promissory Note under seal on the date first above written.

WITNESS:	BORROWER:
RUMBLEON, INC.

By:
Marshall Chesrown
Chief Executive Officer

ACKNOWLEDGED AND AGREED:

LENDER:

__________________________________

[Signature Page to the Form of Note]